UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2026

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2026, AstroNova, Inc., a Rhode Island corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Orion Merger Parent, Inc., a Delaware corporation (“Parent”), and Orion MergerCo X, Inc., a Rhode Island corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the acquisition of the Company by Parent as described below. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) in the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds managed by Arcline Investment Management LP (“Arcline”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.05 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned by Parent or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned subsidiaries (collectively, “Cancelled Shares”)) will be converted into the right to receive $29.00 per share in cash, without interest (the “Merger Consideration”). Cancelled Shares will be automatically cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

Pursuant to the terms of the Merger Agreement, at the Effective Time, equity-based awards outstanding under the Company’s equity incentive plans immediately prior to the Effective Time will generally be subject to the following treatment:

•

Each option to acquire shares of Company Common Stock (each, a “Company Stock Option”) that is outstanding under any Company stock plan immediately prior to the Effective Time, whether or not then vested or exercisable, will, by virtue of the Merger, become fully vested and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the per share exercise price under such Company Stock Option, less any applicable taxes required to be withheld. Any Company Stock Option with a per share exercise price equal to or greater than the Merger Consideration will be cancelled at the Effective Time without payment;

•

Each restricted stock unit that vests solely based on continued service (each, a “Company RSU”) that is outstanding under any Company stock plan immediately prior to the Effective Time, whether or not then vested, will, by virtue of the Merger, become fully vested and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU multiplied by (ii) the Merger Consideration, less any applicable taxes required to be withheld;

•

Each performance-based restricted stock unit (each, a “Company PSU”) that is outstanding and earned under any Company stock plan immediately prior to the Effective Time will, by virtue of the Merger, become fully vested and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Company Common Stock determined to be subject to the earned and vested portion of such Company PSU multiplied by (ii) the Merger Consideration, less any applicable taxes required to be withheld;

•

Each restricted stock award covering shares of Company Common Stock (each, a “Company RSA”) that is outstanding under any Company stock plan or under the Non-Employee Director Annual Compensation Program immediately prior to the Effective Time will, by virtue of the Merger, vest in full and become free of restrictions and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration in respect of each share of Company Common Stock subject to such Company RSA, less any applicable taxes required to be withheld; and

•

Each stock-settled performance award outstanding under the Company’s Long-Term Incentive Program (each, a “Company SSPA”) will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, to be determined by the Human Capital and Compensation Committee of the Company’s board of directors (the “Board”) in its reasonable discretion no later than the fifth day prior to the Effective Time; provided that any such payments in respect of a Company SSPA will reduce, on a dollar-for-dollar basis, the amount of transaction bonuses available for award by the Company to its officers and employees in accordance with the Merger Agreement.

The consummation of the Merger is subject to various customary conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the “Requisite Company Vote”), (ii) the expiration or termination of the waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the receipt of any other required approvals under applicable antitrust laws, (iii) the absence of any law or order enacted, issued, promulgated, enforced or entered by any governmental entity of competent jurisdiction that makes illegal, enjoins or otherwise prohibits the consummation of the Merger, and (iv) in the case of Parent’s and Merger Sub’s obligation to consummate the Merger, the absence of a Company Material Adverse Effect (as defined in the Merger Agreement). The obligation of each party to consummate the Merger is also conditioned on the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and the other party’s compliance, in all material respects, with its covenants and agreements under the Merger Agreement.

The Company is also subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for alternative acquisition proposals that constitute Superior Proposals (as defined in the Merger Agreement) or could reasonably be expected to result in a Superior Proposal.

The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of the Company, Parent and Merger Sub. The Merger Agreement also provides for certain customary termination rights of the Company and Parent, including the right of either party to terminate the Merger Agreement if (i) the Merger has not been consummated on or before the date that is one hundred and fifty (150) days after the date of the Merger Agreement (the “Outside Date”); provided that, if the Closing has not occurred prior to such date and all conditions to Closing other than the regulatory approval condition have been satisfied or are capable of being satisfied at such time, the Outside Date may be extended by either the Company or Parent on one occasion for a period of 30 days by written notice to the other party no later than five business days prior to the then-existing Outside Date, (ii) any governmental entity of competent jurisdiction has enacted any law or order making illegal, permanently enjoining or otherwise permanently prohibiting the consummation of the Merger and such law or order has become final and non-appealable, or (iii) the Requisite Company Vote is not obtained at a duly convened meeting of the Company’s shareholders at which a vote on the adoption of the Merger Agreement was taken. The Company may terminate the Merger Agreement in certain circumstances, including, prior to receipt of the Requisite Company Vote, to accept a Superior Proposal on the terms set forth in the Merger Agreement (subject to payment of the Termination Fee described below), if Parent or Merger Sub has breached the Merger Agreement in a manner that would cause the related closing conditions not to be satisfied (subject to customary cure rights), or if all conditions to Closing have been satisfied, the Company has irrevocably confirmed in writing that it is ready, willing and able to consummate the Closing and Parent and Merger Sub fail to consummate the Closing within three business days after the Company’s written notice and confirmation. Parent may terminate the Merger Agreement in certain circumstances, including if the Board has effected a Company Adverse Recommendation Change (as defined in the Merger Agreement) or has approved, adopted or recommended any Company Acquisition Agreement (as defined in the Merger Agreement), or if the Company has breached the Merger Agreement in a manner that would cause the related closing conditions not to be satisfied (subject to customary cure rights).

The Merger Agreement also provides that the Company will be required to pay Parent a termination fee of $9,648,000 (the “Termination Fee”) in certain circumstances, including if the Company terminates the Merger Agreement to accept a Superior Proposal, if Parent terminates the Merger Agreement because the Board has effected a Company Adverse Recommendation Change or has approved, adopted or recommended any Company Acquisition Agreement, or upon certain other triggering events (including, in certain circumstances, if a Takeover Proposal (as defined in the Merger Agreement) is publicly made prior to termination and within 12 months following termination the Company enters into a definitive agreement with respect to, or consummates, a transaction with respect to a Takeover Proposal). The Merger Agreement also provides for a reverse termination fee payable by Parent to the Company in an amount equal to the Termination Fee in certain antitrust-related termination circumstances set forth in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Merger Sub, including, among others, covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. Each of the Company and Parent has agreed to use its respective reasonable best efforts to take all actions necessary or advisable to obtain all required regulatory approvals, including under the HSR Act, subject to the terms of the Merger Agreement, and Parent has agreed to take any and all actions necessary or advisable to avoid or eliminate impediments under applicable antitrust, competition, foreign investment or trade regulation laws so as to enable the parties to consummate the transactions promptly and, in any event, prior to the Outside Date. Investment funds affiliated with Arcline (the “Guarantors”) have entered into a limited guarantee in favor of the Company guaranteeing certain payment obligations of Parent under the Merger Agreement (including payment of the Merger Consideration), subject to the terms, conditions and limitations set forth in the Merger Agreement and such limited guarantee. The consummation of the transactions contemplated by the Merger Agreement is not conditioned on the availability of any financing to Parent or Merger Sub.

The Merger Agreement also provides that, for a period of six years following the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, and advance expenses to, the present and former directors and officers of the Company and its subsidiaries with respect to acts or omissions occurring at or prior to the Effective Time, and will maintain directors’ and officers’ liability insurance covering such persons, including through the purchase of a six-year “tail” policy, subject to a maximum premium set forth in the Merger Agreement. In addition, for a period of twelve months following the Effective Time, Parent has agreed to provide, or cause the Surviving Corporation to provide, employees of the Company and its subsidiaries who continue their employment following the Effective Time with base salary or wage levels and annual target bonus opportunities, and employee benefits that are, in the aggregate, no less favorable than those provided immediately prior to the Effective Time, in each case subject to the terms of the Merger Agreement.

The Board has unanimously (i) determined that the Merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the Company’s shareholders, (ii) approved and declared advisable that the Company enter into the Merger Agreement, (iii) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s shareholders at a meeting of the Company’s stockholders and (iv) subject to the terms and conditions of the Merger Agreement, recommended that the Company’s shareholders approve the adoption of the Merger Agreement and approve the Merger on the terms and subject to the conditions set forth in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and may not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure

On June 17, 2026, the Company and Parent issued a joint press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the proposed transaction, the expected timing of closing, the satisfaction of closing conditions, future performance, anticipated benefits of the transaction, and AstroNova’s future opportunities as a privately held company. These statements are based on current expectations, estimates, and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. These risks and uncertainties include, among others, the possibility that required shareholder or regulatory approvals may not be obtained; that other closing conditions may not be satisfied; that the transaction may be delayed or may not be completed on the expected terms or at all; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally; risks related to diverting management’s attention from ongoing business operations; and other risks described in AstroNova’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statements, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, AstroNova expects to file relevant materials with the SEC, including a proxy statement on Schedule 14A or other applicable transaction documents. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASTRONOVA, THE PROPOSED TRANSACTION, AND RELATED MATTERS. The proxy statement, when available, will be mailed to the Company’s shareholders of record as of the close of business on the record date for the Company’s special meeting when scheduled. Investors and security holders may obtain free copies of these materials and other documents filed by AstroNova with the SEC at www.sec.gov, or by visiting AstroNova’s investor relations website.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the amendment to the Company’s Annual Report on Form 10-K (the “Form 10-K/A”), including under the headings entitled “Directors, Executive Officers and Corporate Governance”, “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on June 1, 2026, and which is available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/0000008146/000119312526251606/d154617d10ka.htm. If any filings are made by AstroNova or any of the participants with the SEC on Forms 3, 4, and 5 with respect to the participants’ holdings of AstroNova’s securities, AstroNova will provide updates to the table and such filings will be available on its website at https://investors.astronovainc.com/investors/financial-reports/sec-filings/default.aspx or through the SEC’s website at https://www.sec.gov/edgar/browse/?CIK=8146&owner=exclude. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Name (1)	Ownership	Date of Filing	Filing Type	Hyperlink
Thomas W. Carll (Senior Vice President and General Manager – Aerospace)	51,452 (2)	June 12, 2026	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000206483226000227/xslF345X06/form4.xml

(1)	The business address for the individual set forth in the table above is c/o AstroNova, Inc., 600 E. Greenwich Avenue, West Warwick, Rhode Island 02893.
(2)	Includes 17,500 shares of AstroNova’s common stock subject to stock options, which are currently exercisable within 60 days of the date hereof.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offer, solicitation or offer to buy or sell securities will be made only pursuant to a proxy statement, tender offer materials, or other offering documents that are filed with the U.S. Securities and Exchange Commission and permitted by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated as of June 16, 2026, by and among AstroNova, Inc., Orion Merger Parent, Inc. and Orion MergerCo X, Inc.

99.1	Press Release dated June 17, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the U.S. Securities and Exchange Commission upon request copies of any omitted schedules and exhibits; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 17, 2026	By:	/s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer